Note 7 - Notes and Loans Payable To Related Parties: Schedule of Related Party Transactions (Tables)	9 Months Ended
Sep. 30, 2015
Tables/Schedules
Schedule of Related Party Transactions

	September 30,	December 31,
	2015	2014	2013
Note payable issued to investor on August 20, 2015, non-interest bearing, due the earlier to occur of (a) December 18, 2015 or (b) closing of Company sales of WRAP common stock for at least $200,000- less unamortized debt discount of $15,758 at September 30, 2015	$ 9,242	$ -	$ -
Loans payable to McKenzie Webster Limited, an entity controlled by Rolv E. Heggenhougen (WRAP chairman of the board of directors since inception on October 11, 2005; WRAP chief executive officer from inception on October 11, 2005 to January 5, 2015), interest at 5%	-	-	36,000

Loan payable to Rolv E. Heggenhougen, interest at 5% due on demand	-	-	10,000

Total	$ 9,242	$ -	$ 46,000